UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                December 27, 2005
                Date of report (Date of earliest event reported)

                           Supertel Hospitality, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Virginia
                 (State or Other Jurisdiction of Incorporation)

        0-25060                                         52-1889548
(Commission File Number)                     (IRS Employer Identification No.)

         309 North Fifth Street
              Norfolk, NE                                68701
(Address of Principal Executive Offices)               (Zip Code)

                                 (402) 371-2520
                         (Registrant's Telephone Number,
                              Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.  Other Events.

         On December 27, 2005, Supertel Hospitality, Inc. entered into an Underwriting Agreement with Anderson & Strudwick, Incorporated in connection with a public offering of Series A Convertible Preferred Stock of Supertel Hospitality. The closing of the offering occurred on December 30, 2005 and 1,521,258 shares of the Series A Convertible Preferred Stock were sold. The form of the Underwriting Agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits.

         1.1 Form of Underwriting Agreement between Supertel Hospitality, Inc. and Anderson & Strudwick, Incorporated (incorporated by reference to Exhibit 1.1 to Supertel Hospitality's Registration Statement on Form S-1/A filed on December 23,
                  2005).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Supertel Hospitality, Inc.


Date:  January 3, 2006             By:  /s/ Donavon A. Heimes
                                      ----------------------------------------
                                      Name:  Donavon A. Heimes
                                      Title: Chief Financial Officer, Treasurer
                                             and Secretary

                                  EXHIBIT INDEX

Exhibit          Description                                          Page. No.

1.1 Form of Underwriting Agreement between Supertel Hospitality, Inc. and Anderson & Strudwick, Incorporated (incorporated by reference to Exhibit 1.1 to Supertel Hospitality's Registration Statement on Form S-1/A filed on December 23, 2005).